Exhibit 99.4

VOTING AGREEMENT

VOTING AGREEMENT, dated as of August 12, 2011 (this “Agreement”), among TFG Radiant Investment Group Ltd., a corporation organized under the laws of the British Virgin Islands (the “Investor”) and NORSK HYDRO PRODUKSJON AS, a company organized under the laws of the Kingdom of Norway (the “Stockholder”).

WHEREAS, concurrently herewith, Ascent Solar Technologies, Inc., a Delaware corporation (the “Company”), and the Investor are entering into a Securities Purchase Agreement (the “Securities Purchase Agreement”; capitalized terms used but not defined in this Agreement shall have the meanings ascribed to them in the Securities Purchase Agreement), pursuant to which, upon the terms and subject to the conditions thereof, Investor will acquire(1) 6,400,000 shares of common stock, par value $0.0001 per share (the “Common Shares”), of the Company and (2) the option (the “Tranche 2 Option”) to acquire, subject to the terms and conditions of the Securities Purchase Agreement, including but not limited to the Stockholder Approval, 9,500,000 Common Shares (the “Tranche 2 Shares”);

WHEREAS, the Stockholder beneficially owns 8,067,390 Common Shares (the “Owned Shares”; all such Owned Shares and, together with any Common Shares of which the Stockholder acquires beneficial ownership after the date hereof and prior to the termination hereof, whether by purchase or upon exercise of options, warrants, conversion of other convertible securities or otherwise, are collectively referred to herein as the “Covered Shares”);

WHEREAS, the Stockholder acknowledge that the Investor is entering into the Securities Purchase Agreement in reliance on the representations, warranties, covenants and other agreements of the Stockholder set forth in this Agreement and would not enter into the Securities Purchase Agreement if the Stockholder did not enter into this Agreement; and

WHEREAS, concurrently herewith, Investor and the Company are entering into a Stockholders Agreement (the “Stockholders Agreement”), pursuant to which, among other things, the Company has agreed to take such actions reasonably necessary to appoint up to two individuals designated by the Investor to the Company’s board of directors (the “Board”) on the terms and conditions specified therein.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:

1. Agreement to Vote.

(a) Prior to any termination of this Agreement, the Stockholder hereby agrees that it shall, and shall cause any other holder of record of any Covered Shares to, at any meeting of the stockholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting), however called, or in any action by written consent of the stockholders of the Company:

(i) when a meeting is held, appear at such meeting or otherwise cause the Covered Shares to be counted as present thereat for the purpose of establishing a quorum;

(ii) vote (or cause to be voted) in person or by proxy all Covered Shares (A) in favor of the approval of (y) the issuance of the Tranche 2 Shares to the Investor; and (z) the amendment to the Company’s Amended and Restated Certificate of Incorporation in order to increase the number of authorized Common Shares to 125,000,000 shares (the “Share Increase”), and (B) against any proposal, action or transaction involving the Company, which proposal, action or transaction would impede, frustrate, prevent or materially delay the consummation of (y) the issuance of the Tranche 2 Shares to the Investor, or (z) the Share Increase; and

(iii) vote (or cause to be voted) in person or by proxy all Covered Shares (A) in favor of the appointment of any Investor Director Designees to the Board and (B) against any proposal, action or transaction involving the Company, which proposal, action or transaction would impede, frustrate, prevent or materially delay the appointment of any Investor Director Designee to the Board.

(b) Except as set forth in clause (a) of this Section 1, the Stockholder shall not be restricted from voting in favor of, against or abstaining with respect to any matter presented to the stockholders of the Company.

2. Termination. This Agreement shall terminate upon the earliest of (a) the Tranche 2 Closing (as defined in the Securities Purchase Agreement), (b) the expiration of the Tranche 2 Option, and (c) written notice of termination of this Agreement by Investor to the Stockholder, such earliest date being referred to herein as the “Termination Date”; provided, however, that the provisions set forth in Section 1(a)(iii) shall survive the termination of this Agreement and shall terminate only when the Investor beneficially owns less than fifteen percent (15%) of the Company’s Common Shares; provided further, however, that termination of this Agreement shall not prevent any party hereto from seeking any remedies (at law or in equity) against any other party hereto for such party’s breach of any of the terms of this Agreement prior to termination in accordance with this Section 2.

3. Representations and Warranties.

(a) Representations and Warranties of the Investor. The Investor hereby represents and warrants to the Stockholder as follows:

(i) Organization and Authority. Investor is a corporation duly incorporated and validly existing under the laws of the British Virgin Islands and has all necessary corporate power and authority to enter into, execute and deliver this Agreement, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Investor, the performance by the Investor of its obligations hereunder and the consummation by the Investor of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of Investor. This Agreement has been duly executed and delivered by the Investor, and, assuming due authorization, execution and delivery by the other parties hereto, this Agreement is a legal, valid and binding obligation of the Investor, enforceable against it in accordance with its terms.

(ii) Consents; No Conflicts. Except for the applicable requirements of the Exchange Act, the execution, delivery and performance by the Investor of this Agreement do not and will not (A) require any consent, approval, authorization or other order of, action by, filing with, or notification to, any Governmental Authority, (B) violate, conflict with or result in the breach of any provision of the organizational documents of the Investor, (C) conflict with or violate any Law or Governmental Order applicable to the Investor or its assets, properties or businesses or (D) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Investor is a party, except, in the case of clauses (C) and (D), as would not materially and adversely affect the ability of the Investor to carry out its obligations under, and to consummate the transactions contemplated by, this Agreement.

(b) Representations and Warranties of the Stockholder. The Stockholder represents and warrants to the Investor as follows:

(i) Ownership of Securities. As of the date of this Agreement, the Stockholder is the record and/or beneficial owner of, and has sole voting power and sole power of disposition with respect to the Owned Shares free and clear of Liens, proxies, powers of attorney, voting trusts or agreements (other than any Lien or proxy created by this Agreement or pursuant to any pledge in existence as of the date hereof, which would not materially and adversely affect the ability of the Stockholder to carry out the Stockholder’s obligations under, and to consummate the transactions contemplated by, this Agreement). As used in this Agreement, the terms “beneficial owner”, “beneficial ownership”, “beneficially owns” or “owns beneficially”, with respect to any securities, refer to the beneficial ownership of such securities as determined under Rule 13d-3(a) of the Exchange Act.

(ii) Organization and Authority. Stockholder is a company duly organized, validly existing and in good standing under the laws of the Kingdom of Norway. The execution and delivery of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Stockholder are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Stockholder, and, assuming due authorization, execution and delivery by the Investor, this Agreement is a legal, valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

(iii) Consents; No Conflicts. Except for the applicable requirements of the Exchange Act, the execution, delivery and performance by the Stockholder of this Agreement do not and will not (A) conflict with or violate their respective organizational documents, (B) require any consent, approval, authorization or other order of, action by, filing with, or notification to, any Governmental Authority, (C) conflict with or violate any Law or Governmental Order applicable to the Stockholder or the Stockholder’s respective assets, properties or businesses or (D) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Stockholder is a party, except, in the case of clauses (C) and (D), as would not materially and adversely affect the ability of the Stockholder to carry out their respective obligations under, and to consummate the transactions contemplated by, this Agreement.

4. No Restriction on Transfer. For the avoidance of doubt, the Stockholder may transfer Owned Shares from time to time, provided, that, during the term of this Agreement, the Stockholder hereby agrees to vote all remaining Owned Shares in accordance with Section 1 hereof.

5. Further Assurances. From time to time, at another party’s request and without further consideration, each party hereto shall take such reasonable further action as may reasonably be necessary or desirable to consummate and make effective the transactions contemplated by this Agreement.

6. Fiduciary Duties. Notwithstanding anything in this Agreement to the contrary: (a) the Stockholder makes no agreement or understanding herein in any capacity other than in their capacity as a record holder and/or beneficial owner of Covered Shares and (b) nothing herein shall be construed to limit or affect any action or inaction by Hans Olav Kvalvaag acting in his capacity as a director or officer of the Company in a manner consistent with the Securities Purchase Agreement.

7. Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

8. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8):

if to the Investor:

TFG Radiant Investment Group Ltd.

Block B, Fourth Floor, Building B

No. 1 Binlang Road, Fuitan FTZ

Shenzhen, China 518038

Facsimile: +86-755-83251030

Attention: Mr. Xubiao

with a copy to:

K&L Gates LLP

925 Fourth Avenue Suite 2900

Seattle, WA 98104

United States

Facsimile: +1 (206) 623-7022

Attention: Christopher H. Cunningham

if to the Stockholder:

Norsk Hydro Produksjon AS

Drammensveien 264

N-0240 Oslo

Norway

Facsimile: +47 22 53 27 25

Attention: Richard G. Erskine

with a copy to:

Shearman & Sterling LLP Broadgate West

9 Appold Street

London EC2A 2AP

United Kingdom

Facsimile: +44 (0) 207 655-5265

Attention: George Karafotias

Facsimile: +44 (0) 207 655-5216

Attention: Sean J. Skiffington

9. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

10. Entire Agreement; Assignment. This Agreement (a) constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise without the prior written consent of the other parties hereto; provided, however, that the Investor may assign its right, title and interest under this Agreement to any of its affiliates.

11. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement were not performed in accordance with the terms hereof and that the parties hereto shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the Laws of the State of Delaware. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined exclusively in any Delaware state or federal court, in each case sitting in City of Wilmington, New Castle County. The parties hereto hereby (a) submit to the exclusive jurisdiction of any Delaware state or federal court, in each case sitting in City of Wilmington, New Castle County, for the purpose of any Action arising out of or relating to this Agreement brought by any party hereto and (b) irrevocably waive, and agree not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper or that this Agreement or the Transactions may not be enforced in or by any of the above-named courts.

13. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

14. Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

15. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TFG RADIANT INVESTMENT GROUP LTD.

By:	/s/ Xu Biao
	Name:	Xu Biao
	Title:	Chairman

NORSK HYDRO PRODUKSJON AS

By:	/s/ Hans Olav Kvalvaag
	Name:	Hans Olav Kvalvaag
	Title:	Director